UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported in the registrant’s press release dated May 22, 2024, we announced that Edward S. Nekritz, Chief Legal Officer, General Counsel and Secretary of Prologis, Inc. (the “Company”), will move to a new role as senior advisor effective January 1, 2025. We also reported that Deborah K. Briones will be the new Chief Legal Officer, General Counsel and Secretary effective January 1, 2025.
Ms. Briones, age 52, has served as Managing Director, Deputy General Counsel since August 2022 and prior thereto held various positions with the Company since joining in 2004, including Senior Vice President, Associate General Counsel from 2011 to 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits .	The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

99.1	Press Release dated May 22, 2024

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

Table of Contents
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 22, 2024	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Managing Director and Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: May 22, 2024	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Managing Director and Deputy General Counsel